Preference Shares Liabilities	12 Months Ended
Dec. 31, 2019
Preference Shares Liabilities [Abstract]
Preference Shares Liabilities

14. PREFERENCE SHARES LIABILITIES

As mentioned above, preference shares liabilities amounting to $2.5 million and $1.8 million as of December 31, 2019 and 2018, respectively, represent the Company’s obligation to purchase in 2020 the preference shares from certain employees of Solutions Infini as a part of the Solutions Infini 2018 Purchase Agreement. The purchase will be made at a predetermined price based on the EBITDA of Solutions Infini for its year ending March 31, 2020 as stated in the purchase agreement and any amendments thereto.

On May 6, 2019, the Company signed a modification of the Solutions Infini Purchase Agreement to reduce the price of the preference shares to be purchased from the eligible employees of Solutions Infini in 2020 for India Rupee 70.0 million ($987,000 at the December 31, 2019 exchange rate).

On March 9, 2020, the Company signed an additional modification of the Solutions Infini Purchase Agreement to reduce the price of the preference shares to be purchased from the eligible employees of Solutions Infini in July 2020 to their face value, amounting to Indian Rupee 10.0 per share. As a result of this modification, effective on January 30, 2020, the total preference shares obligation was reduced to Indian Rupee 140,000 ($2,000 at the January 31, 2020 exchange rate). See Note 27 – Subsequent Events.